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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2914) and on Form S-3 (No. 333-57281) of HighwayMaster Communications, Inc. of our report dated February 16, 1999, except as to Note 12, which is as of March 29, 1999 appearing on page F-1 of this Annual Report on Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
March 29, 1999